EXHIBIT 24

Coca-Cola Enterprises Inc.

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2002.

/s/ HOWARD G. BUFFETT Howard G. Buffett Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2002.

/s/ SUMMERFIELD K. JOHNSTON, JR. Summerfield K. Johnston, Jr. Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2002.

/s/ LOWRY F. KLINE Lowry F. Kline Chairman of the Board and Chief Executive Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2002.

/s/ L. PHILLIP HUMANN L. Phillip Humann Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN J. HEYER, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2002.

/s/ STEVEN J. HEYER Steven J. Heyer Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN R. ALM, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ JOHN R. ALM John R. Alm Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September, 2002.

/s/ JOHN L. CLENDENIN John L. Clendenin Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ JOHNNETTA B. COLE Johnnetta B. Cole Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ J. TREVOR EYTON J. Trevor Eyton Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ GARY P. FAYARD Gary P. Fayard Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ MARVIN J. HERB Marvin J. Herb Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2002.

/s/ JOHN E. JACOB John E. Jacob Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jean-Claude Killy, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ JEAN-CLAUDE KILLY Jean-Claude Killy Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, DEVAL L. PATRICK, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ DEVAL L. PATRICK Deval L. Patrick Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, PAULA G. ROSPUT, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint John R. Parker, Jr., Senior Vice President and General Counsel of the Company, E. Liston Bishop III, Vice President and Secretary of the Company, and Terri L. Purcell, Vice President and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $3,500,000,000 in aggregate principal amount of additional debt securities (whether senior or subordinated), warrants to purchase debt securities and options, warrants or other rights relating to foreign currency exchange rates, and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 2002.

/s/ PAULA G. ROSPUT Paula G. Rosput Director, Coca-Cola Enterprises Inc.